UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2015

Hardinge Inc.
(Exact name of registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Hardinge Drive Elmira, NY		14902
(Address of principal executive offices)		(Zip Code)

(607) 734-2281
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 7, 2015, Hardinge Inc. (the “Company”) issued a press release announcing the Company’s first quarter 2015 financial results. Copies of the press release and the presentation slides used in connection with the Company’s earnings conference call and webcast on May 7, 2015 are respectively included as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K. On May 5, 2015, the Board of Directors of the Company declared a cash dividend of $0.02 per share on the Company’s common stock. The dividend is payable on June 10, 2015 to stockholders of record as of June 1, 2015.

Item 8.01. Other Events.

On May 5, 2015, Hardinge's Board of Directors voted to separate the positions of Chairman of the Board and Chief Executive Officer. As a result, John J. Perrotti was elected to succeed Richard L. Simons as Chairman of the Board. Mr. Perrotti, age 54, has served as a director of the Company since 2003 and had been serving as the Company's Lead Independent Director since 2014. Mr. Perrotti has spent over 20 years as a machine tool company executive with Gleason Corporation, a global, privately-held manufacturer of gear production equipment. He is a Director of Gleason and has served as its President and Chief Executive Officer since 2005. He has an M.B.A from the Simon School of Business at the University of Rochester.

On May 5, 2015, Hardinge’s Board of Directors adopted revised stock ownership guidelines for independent directors and certain executive officers. The guidelines apply to all independent directors, the Chief Executive Officer, and such other executive officers of the Company as from time to time determined by the Board and the Chief Executive Officer. Under the guidelines, independent directors are expected to own an amount of the Company’s common stock with a value equal to at least five times the annual retainer payable to independent directors for Board service, and the Chief Executive Officer is expected to own an amount of the Company’s stock with a value equal to at least five times the Chief Executive Officer’s annual base salary. Any other executive subject to the policy is expected to own an amount of the Company’s common stock with a value equal to at least three times the executive’s annual base salary. Directors and executive officers who are subject to the revised guidelines are expected to be in compliance no later than five years after first becoming subject to the revised guidelines.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release issued by Registrant on May 7, 2015 announcing first quarter 2015 results.
99.2	Presentation slides used by Registrant in connection with its May 7, 2015 earnings conference call and webcast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hardinge Inc.
(Registrant)
Date	May 7, 2015
/s/ Douglas J. Malone
Douglas J. Malone Vice President and Chief Financial Officer